UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                       ----------------------------------

       Date of Report (Date of earliest event reported):  November 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On November 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
Mortgage  Pass-through  Certificates Series 2002-2
-------------------------------------------------------------------------------

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date: November 29, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       200,000,000.00    161,885,521.50    17,837,155.42     883,625.14  18,720,780.56    0.00        0.00      144,048,366.08
IA2        13,049,000.00     12,425,877.33        71,139.13      67,824.58     138,963.71    0.00        0.00       12,354,738.20
IA3        12,410,000.00     13,033,122.67             0.00           0.00           0.00    0.00   71,139.13       13,104,261.80
IA4        28,500,000.00     28,500,000.00             0.00     155,562.50     155,562.50    0.00        0.00       28,500,000.00
IIA1       38,331,000.00     32,787,000.00       616,000.00     150,194.45     766,194.45    0.00        0.00       32,171,000.00
IIA3       50,000,000.00     34,996,931.85     3,520,376.28     189,466.67   3,709,842.95    0.00        0.00       31,476,555.57
IIA4      100,000,000.00     77,561,569.94     4,517,130.58     419,903.45   4,937,034.03    0.00        0.00       73,044,439.36
IIA5       12,300,000.00     12,300,000.00             0.00      66,589.84      66,589.84    0.00        0.00       12,300,000.00
AP          1,734,900.00      1,632,036.52        74,149.19           0.00      74,149.19    0.00        0.00        1,557,887.33
B1         10,044,000.00      9,970,563.95         8,520.46      54,410.29      62,930.75    0.00        0.00        9,962,043.49
B2          2,390,000.00      2,372,525.68         2,027.47      12,947.09      14,974.56    0.00        0.00        2,370,498.21
B3          3,587,000.00      3,560,773.87         3,042.90      19,431.47      22,474.37    0.00        0.00        3,557,730.97
B4          2,630,000.00      2,610,770.92         2,231.06      14,247.22      16,478.28    0.00        0.00        2,608,539.86
B5          1,673,000.00      1,660,767.96         1,419.23       9,062.96      10,482.19    0.00        0.00        1,659,348.73
B6          1,680,461.00      1,668,158.12         1,425.54       9,103.30      10,528.84    0.00        0.00        1,666,732.58
R                 100.00              0.00             0.00           0.00           0.00    0.00        0.00                0.00
P                   0.00              0.00             0.00      49,440.74      49,440.74    0.00        0.00                0.00
TOTALS    478,329,461.00    396,965,620.31    26,654,617.26   2,101,809.70  28,756,426.96    0.00   71,139.13      370,382,142.18

IIA2        5,897,076.00      5,044,152.93             0.00      27,308.08      27,308.08    0.00        0.00        4,949,383.70
AX          7,277,400.00      4,840,315.78             0.00      26,357.83      26,357.83    0.00        0.00        4,609,254.18
PAX         7,754,619.00      7,307,364.48             0.00      39,639.38      39,639.38    0.00        0.00        7,174,002.68
IAX        70,784,938.00     55,256,752.43             0.00      28,062.62      28,062.62    0.00        0.00       51,528,487.51

AP1         1,499,512.00      1,398,539.57        73,892.75           0.00      73,892.75    0.00        0.00        1,324,646.82
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358R VC8     809.42760750    89.18577710     4.41812570   93.60390280      720.24183040       IA1        6.550000 %
IA2      86358R VD6     952.24747720     5.45169208     5.19768411   10.64937620      946.79578512       IA2        6.550000 %
IA3      86358R VE4   1,050.21133521     0.00000000     0.00000000    0.00000000    1,055.94373892       IA3        6.550000 %
IA4      86358R VF1   1,000.00000000     0.00000000     5.45833333    5.45833333    1,000.00000000       IA4        6.550000 %
IIA1     86358R VH7     855.36510918    16.07054342     3.91835460   19.98889802      839.29456576       IIA1       5.500000 %
IIA3     86358R VK0     699.93863700    70.40752560     3.78933340   74.19685900      629.53111140       IIA3       6.500000 %
IIA4     86358R VL8     775.61569940    45.17130580     4.19903450   49.37034030      730.44439360       IIA4       6.500000 %
IIA5     86358R VM6   1,000.00000000     0.00000000     5.41380813    5.41380813    1,000.00000000       IIA5       6.500000 %
AP       86358R VP9     940.70927431    42.73974869     0.00000000   42.73974869      897.96952562       AP         0.000000 %
B1       86358R VR5     992.68856531     0.84831342     5.41719335    6.26550677      991.84025189       B1         6.549290 %
B2       86358R VS3     992.68856904     0.84831381     5.41719247    6.26550628      991.84025523       B2         6.549290 %
B3       86358R VT1     992.68856147     0.84831335     5.41719264    6.26550599      991.84024812       B3         6.549290 %
B4       86358R VV6     992.68856274     0.84831179     5.41719392    6.26550570      991.84025095       B4         6.549290 %
B5       86358R VW4     992.68855947     0.84831441     5.41719068    6.26550508      991.84024507       B5         6.549290 %
B6       86358R VX2     992.67886610     0.84830294     5.41714446    6.26544740      991.83056316       B6         6.549290 %
R        86358R VU8       0.00000000     0.00000000     0.00000000    0.00000000        0.00000000       R          6.550000 %
TOTALS                  829.90000131    55.72438964     4.39406282   60.11845246      774.32433579

IIA2     86358R VJ3     855.36508771     0.00000000     4.63078312    4.63078312      839.29454191       IIA2       6.500000 %
AX       86358R VG9     665.11608267     0.00000000     3.62187457    3.62187457      633.36551241       AX         6.535563 %
PAX      86358R VN4     942.32411418     0.00000000     5.11171213    5.11171213      925.12638983       PAX        6.512096 %
IAX      86358R VQ7     780.62867598     0.00000000     0.39644903    0.39644903      727.95836185       IAX        0.619082 %

AP1                     932.66313974    49.27786507     0.00000000   49.27786507      883.38527468       AP1        0.000000 %
AP2                     991.96624297     1.08943532     0.00000000    1.08943532      990.87680765       AP2        0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002

Total Sub Classes Interest was increased this month
    by $435.21 to correct October 2002 Understatement               435.21
Class AX1 Beginning Balance                                   3,442,748.62
Class AX1 Interest Amount                                     18,791.67
Class AX1 Ending Balance                                      3,295,241.84

Class AX2 Beginning Balance                                   1,397,567.16
Class AX2 Interest Amount                                     7,566.16
Class AX2 Ending Balance                                      1,314,012.34

Class PAX1 Beginning Balance                                  1,767,803.52
Class PAX1 Interest Amount                                    9,649.26
Class PAX1 Ending Balance                                     1,683,313.59

Class PAX2 Beginning Balance                                  5,539,560.96
Class PAX2 Interest Amount                                    29,990.12
Class PAX2 Ending Balance                                     5,490,689.09

Class IAX1 Beginning Balance                                  23,287,768.10
Class IAX1 Interest Amount                                    10,557.28
Total Sub Classes Interest was increased this month
    by $435.21 to correct October 2002 Understatement               435.21
Class IAX1 Ending Balance                                     21,781,586.99

Class IAX2 Beginning Balance                                  31,968,984.33
Class IAX2 Interest Amount                                    17,505.34
Class IAX2 Ending Balance                                     29,746,900.52

Total Scheduled Principal Amounts                             339,926.82
Group 1 Scheduled Principal Amounts                           203,288.74
Group 2 Scheduled Principal Amounts                           136,638.08

Total Unscheduled Principal Amounts                           26,243,551.31
Group 1 Unscheduled Principal Amounts                         17,718,581.04
Group 2 Unscheduled Principal Amounts                         8,524,970.27

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                              370,382,142.17
Group 1 Aggregate Ending Principal Balance                      211,546,642.16
Group 2 Aggregate  Ending Principal Balance                     158,835,500.01

Aggregate Non-Po Ending Principal Balance                       368,824,255.48
Group 1 Non-Po Aggregate Ending Principal Balance               210,221,995.84
Group 2 Non-Po Aggregate  Ending Principal Balance              158,602,259.64

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                              120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             82,613.70
Master Servicing Fee (including Retained Interest)              0.00
Retained Interest Fees                                     53,564.60
PMI Fees                                                    7,271.98



                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage
1 Month                    10            2,836,427.06                  1.34 %
2 Month                     1              494,759.27                  0.23 %
3 Month                     3              915,163.57                  0.43 %
Total                      14            4,246,349.90                  2.00 %



 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                    8            3,302,950.55                  2.08 %
2 Month                    2              842,349.76                  0.53 %
3 Month                    2              709,808.68                  0.45 %
 Total                    12            4,855,108.99                  3.06 %


 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                   18            6,139,377.61                  1.66 %
2 Month                    3            1,337,109.03                  0.36 %
3 Month                    5            1,624,972.25                  0.44 %
 Total                    26            9,101,458.89                  2.46 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           1                307,185.10                 0.19 %


Group Totals
------------------
         Number           Principal Balance           Percentage
           1                307,185.10                 0.08 %




Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           1                420,013.50                 0.26 %


Group Totals
------------------
         Number           Principal Balance           Percentage
           1                420,013.50                 0.11 %


                                       -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                                          0.00
Class ia2 shortfall                                          0.00
Class ia3 shortfall                                          0.00
Class ia4 shortfall                                          0.00

Class iia1 shortfall                                         0.00
Class iia2 shortfall                                         0.00
Class iia3 shortfall                                         0.00
Class iia4 shortfall                                         0.00
Class iia5 shortfall                                         0.00

Class b1 shortfall                                           0.00
Class b2 shortfall                                           0.00
Class b3 shortfall                                           0.00
Class b4 shortfall                                           0.00
Class b5 shortfall                                           0.00
Class b6 shortfall                                           0.00
Class r shortfall                                            0.00

Class ax shortfall                                           0.00
Class ax1 shortfall                                          0.00
Class ax2 shortfall                                          0.00

Class pax shortfall                                          0.00
Class pax1 shortfall                                         0.00
Class pax2 shortfall                                         0.00

Class iax shortfall                                          0.00
Class iax1 shortfall                                         0.00
Class iax2 shortfall                                         0.00


Total Relief Act Shortfall                                   493.89
Class ia1 Relief Act Shortfall                               0.00
Class ia2 Relief Act Shortfall                               0.00
Class ia3 Relief Act Shortfall                               0.00
Class ia4 Relief Act Shortfall                               0.00
Class iia1 Relief Act Shortfall                              79.30
Class iia2 Relief Act Shortfall                              14.42
Class iia3 Relief Act Shortfall                              100.04
Class iia4 Relief Act Shortfall                              221.72
Class iia5 Relief Act Shortfall                              35.16
Class iax Relief Act Shortfall                                9.24
Class iax1 Relief Act Shortfall                               0.00
Class iax2 Relief Act Shortfall                               9.24
Class pax Relief Act Shortfall                                15.84
Class pax1 Relief Act Shortfall                               0.00
Class pax2 Relief Act Shortfall                               15.84
Class ax Relief Act Shortfall                                 4.00
Class ax1 Relief Act Shortfall                                0.00
Class ax2 Relief Act Shortfall                                4.00
Class b1 Relief Act Shortfall                                 6.47
Class b2 Relief Act Shortfall                                 1.54
Class b3 Relief Act Shortfall                                 2.31
Class b4 Relief Act Shortfall                                 1.69
Class b5 Relief Act Shortfall                                 1.08
Class b6 Relief Act Shortfall                                 1.08
Class r Relief Act Shortfall                                  0.00
                                      -9-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                                             0.00
Class ia2 shortfall                                             0.00
Class ia3 shortfall                                             0.00
Class ia4 shortfall                                             0.00
Class iia1 shortfall                                            0.00
Class iia2 shortfall                                            0.00
Class iia3 shortfall                                            0.00
Class iia4 shortfall                                            0.00
Class iia5 shortfall                                            0.00
Class iax shortfall                                             0.00
Class iax1 shortfall                                            0.00
Class iax2 shortfall                                            0.00
Class pax shortfall                                             0.00
Class pax1 shortfall                                            0.00
Class pax2 shortfall                                            0.00
Class ax shortfall                                              0.00
Class ax1 shortfall                                             0.00
Class px2 shortfall                                             0.00
Class b1 shortfall                                              0.00
Class b2 shortfall                                              0.00
Class b3 shortfall                                              0.00
Class b4 shortfall                                              0.00
Class b5 shortfall                                              0.00
Class b6 shortfall                                              0.00
Class r shortfall                                               0.00

Prepayment Premiums Collected and Paid to Class P              49,440.74

